UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
Silver Star Properties REIT, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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October 2, 2025, Silver Star Properties REIT, Inc. (“Silver Star” or the “Company”) issued a Important Shareholder Meeting Notice around its shareholder meeting on October 6, 2025, Monday, at 10am CDT. The Company is notifying shareholders of this critical meeting and requesting shareholder attendance. The Company will discuss Silver Star REIT’s direction and progress. Shareholders will also have an opportunity to ask questions of the Company’s management team. An email communication of this notice was sent to shareholders on October 2, 2025. Please refer to the email communication below and and attached hereto as Exhibit 99.1.

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Email Communication - Silver Star Properties REIT, Inc. dated October 2, 2025

October 2, 2025

Dear Fellow Shareholders,

Please join us on October 6 at 10:00 AM CDT for an important discussion on Silver Star REIT’s direction and progress. This webinar will be held on a Zoom platform, register at the link below for access. Meeting access is also available on the Company websites at https://silverstarreit.com/ and https://silverstarreit.com/vote/.

Link to Webinar Zoom Registration:
https://us06web.zoom.us/webinar/register/WN_u_mzENX9RbisTzmZzuxfxA#/registration

This is your opportunity to ask questions, and your participation is welcomed.

We’ll be covering:
■Detailed Financials – full transparency into our performance
■Self-Storage Success – industry tailwinds and SS’s strong positioning
■Office REIT Challenges – sector stress highlighting our strategic pivot
■Legal Matters – Harris County litigation and SEC case in Maryland underscoring why Allen Hartman should not serve on a public board

Looking Ahead

We understand concerns around delays in audited financials. The disruption caused by Allen Hartman has slowed reporting, but we remain committed and fully prepared to hold our Annual Meeting once audited statements are complete.

As Gerald Haddock has noted:

•🚫 Forced liquidation is never a good option and simply cannot work here.

•⚖ Chaos and disruption have only delayed progress—we are focused on stability, compliance, and shareholder value.

We look forward to your participation on October 6.

Together, we will move Silver Star forward.

Register Now for the October 6 Meeting: https://us06web.zoom.us/webinar/register/WN_u_mzENX9RbisTzmZzuxfxA#/registration

ADDITIONAL INFORMATION AND WHERE TO FIND IT
The Company has filed with the SEC a definitive proxy statement on Schedule 14A on May 29, 2025, containing relevant documents with respect to its solicitation of proxies for the Company’s 2025 Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. In accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-6 promulgated thereunder, to the extent that any information contained in this Proxy Statement Supplement modifies, supersedes, or supplements the disclosures set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on May 29, 2025, such information shall be deemed to so modify, supersede, or supplement—and shall be incorporated by reference into—that Proxy Statement as of the date hereof. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company website at www.silverstarreit.com.
Participants in the Solicitation
Silver Star and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the 2025 Annual Meeting. Information regarding Silver Star’s directors and executive officers is contained in the definitive proxy statement. As of June 20, 2025, the Silver Star Executive Committee and current directors, and executive officers beneficially owned approximately 3,517,313 shares, or 1.89%, of Silver Star common stock. Additional information regarding the interests of such participants is included in the definitive proxy statement and is available free of charge at the SEC’s website at www.sec.gov.

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Forward-Looking Statements: This message contains a number of forward-looking statements. Because such statements include a number of risks, uncertainties, and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements, and investors should not place undue reliance on any such statements. Forward-looking statements can often be identified by words such as “draft”. “pro forma”, “continues,” “can,” expect,” “intend,” “will,” “anticipate,” “estimate,” “may,” “plan,” “believe” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations its annual report on Form 10-K can be completed and publicly filed; the Company’s expectations and beliefs regarding the Hartman litigation; the timing and ultimate resolution of the various litigation, fight for corporate control and other matters involving Hartman; the continued execution of the Company’s strategy of pivoting into the self-storage space; the Company’s view of the future of self-storage; the Company’s view of the future performance of any specific asset or all assets of the Company; the Company’s view of the potential future share price of the common stock; the Company’s continual evaluation of its legacy assets in order to maximize shareholder value; the Company’s policy to not dispose of any asset for less than its maximum determinable value and to maximize earnings and value; the implications to the Company of the assignment of an OTC trading symbol for its common stock; whether the Company may be subject to certain FINRA rules; any actions the Company may need to take to comply with any FINRA rules; the Company’s continual evaluation of various options to provide greater shareholder liquidity, including its intention to seek listing of its common stock on a securities exchange or admission to over-the-counter trading, a public offering, a listing of the common stock on an exchange or admission to OTC trading without a public offering, and merger and/or acquisition opportunities; the Company’s belief that further legal action could ensue to unwind the issuance of common shares under the Rights Plan if Hartman prevails in his efforts to set aside or invalidate the Rights Plan or to cause the dilutive issuance of additional common shares to Hartman, as well as any further action Hartman may take to prevent other Company shareholders from receiving benefits under the Rights Plan. None of the foregoing are guarantees or assurances of future outcomes or results and all are subject to numerous risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this material. Forward-looking statements in presentations and press and news releases speak only as of the date on which such statements were made, and the Company undertakes no obligation to update any such statements that may become untrue because of subsequent events. Such forward-looking statements are subject to the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.